Victory Portfolios

Victory High Yield Fund

Class A, Class C, Class R, and Class Y

(the “Fund”)

Supplement dated September 5, 2024, to the

Summary Prospectus dated May 1, 2024

This Supplement is intended to highlight certain changes to the Summary Prospectus dated May 1, 2024. Please review these matters carefully.

Resignation of Sub-Adviser

Effective September 30, 2024, Park Avenue Institutional Advisers LLC (“Park Avenue”) will no longer serve as the Fund’s sub-adviser. Park Avenue’s Robert Simmons will serve as the Fund’s sole Portfolio Manager through September 30, 2024. In the interim, references to Park Avenue’s John Blainey and Andrew Liggio as Portfolio Managers should be disregarded.

Victory Capital Management Inc. (“Victory Capital”) will continue to serve as the Fund’s adviser, and members of Victory Capital’s Victory Income Investors franchise are expected to serve as the Fund’s Portfolio Managers.

To reflect these changes, the “Portfolio Management” table under the section titled “Management of the Fund” is deleted in its entirety and replaced with the following:

	Title	Tenure with the Fund
Robert Simmons	Portfolio Manager, Park Avenue	Since September 2024

If you wish to obtain more information, please call the Victory Funds at 800-539-FUND (3863).

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.